UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

Xometry, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40546	32-0415449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7529 Standish Place, Suite 200
Derwood, Maryland	20855
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 240 335-7914

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 par value per share	XMTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

The information contained under the subsection “Preliminary Financial Results for the Three Months Ended December 31, 2021” in Item 7.01 below is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

Notes Offering

On January 31, 2022, Xometry, Inc. (the “Company”) issued a press release announcing that it intends, subject to market conditions and other factors, to offer $250 million aggregate principal amount of convertible senior notes due 2027 (the “Notes”). The Company intends to offer the Notes to the initial purchasers of the Notes pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and expects any resale of the Notes to be to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also intends to grant to the initial purchasers of the Notes an option to purchase up to an additional $37.5 million aggregate principal amount of Notes.

A copy of the press release issued by the Company announcing the launch of the offering of the Notes is filed as Exhibit 99.1 hereto.

Preliminary Financial Results for the Three Months Ended December 31, 2021

On January 31, 2022, the Company issued a press release announcing certain preliminary unaudited financial information for its fiscal quarter ended December 31, 2021. The preliminary results presented reflect the Company’s estimates based solely upon information available, and the Company’s final results could differ from these estimates due to the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time such audited consolidated financial statements for the year ended December 31, 2021 are issued. Any such change may potentially be material. Readers should exercise caution in relying on this information and should draw no inferences from this information regarding financial or operating data not provided.

A copy of the press release issued by the Company announcing the preliminary unaudited financial information for its fiscal quarter ended December 31, 2022 is filed as Exhibit 99.2 hereto.

The information in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated January 31, 2022

99.2	Press release, dated January 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XOMETRY, INC.

Date: January 31, 2022	By:	/s/ Randolph Altschuler
Randolph Altschuler
Chief Executive Officer